SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

ASTEC INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14714	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road

Chattanooga, Tennessee 37421

(Address of Principal Executive Offices and Zip Code)

(423) 899-5898

(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On February 24, 2004, Astec Industries, Inc. (the "Company") issued a press release announcing its preliminary fourth quarter 2003 and fiscal year 2003 financial results.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.

Date: February 27, 2004

By: /s/ J. Don Brock
J. Don Brock, Chairman of the Board
and President (Principal Executive Officer)

Index to Exhibits
Exhibit No.	Exhibit Description
99.1	Press Release, dated February 24, 2004.